UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Anixa Biosciences, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ANIXA BIOSCIENCES, INC.

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

April 9, 2021

To the Stockholders of Anixa Biosciences, Inc.:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Virtual Meeting”) of Anixa Biosciences, Inc. (the “Company”) to be held on a virtual basis on Friday, May 21, 2021 at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.	To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021;

4.	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to include a provision to designate the state and federal courts of the State of Delaware, respectively, as the exclusive forums in which certain claims may be brought against the Company (the “First Amendment Proposal”);

5.	To approve an amendment to the Certificate of Incorporation to include a provision eliminating director liability for monetary damages (the “Second Amendment Proposal”); and

6.	To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A vote FOR the approval on a non-binding, advisory basis, of the compensation of our named executive officers, A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2021, A VOTE FOR THE FIRST AMENDMENT PROPOSAL AND A VOTE FOR THE SECOND AMENDMENT PROPOSAL.

The Board has fixed the close of business on March 29, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Virtual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Virtual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Virtual Meeting.

Sincerely yours,

/s/ Dr. Amit Kumar
Dr. Amit Kumar
Chairman, President and Chief Executive Officer
Anixa Biosciences, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL MEETING, please read the proxy statement and promptly vote your proxy VIA the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE VIRTUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE VIRTUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE VIRTUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE VIRTUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JANUARY 31, 2021 AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2020 ARE AVAILABLE ON THE INTERNET AT http://ir.ANIXA.com/sec-filings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. YOU WILL NEED TO USE THE CONTROL NUMBER APPEARING ON YOUR PROXY CARD OR INTERNET AVAILABILITY NOTICE TO VOTE PRIOR TO OR AT THE VIRTUAL MEETING.

Anixa Biosciences, Inc.

3150 Almaden Expressway, Suite 250

San Jose, CA 95118

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 21, 2021

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Anixa Biosciences, Inc. (the “Company”) for use at the 2021 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Virtual Meeting”). The Virtual Meeting will be held at 10:00 a.m. Pacific time on Friday, May 21, 2021 on a virtual basis for the following purposes:

1.	To elect Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.	To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.	To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021;

4.	To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to include a provision to designate the state and federal courts of the State of Delaware, respectively, as the exclusive forums in which certain claims may be brought against the Company (the “First Amendment Proposal”);

5.	To approve an amendment to the Certificate of Incorporation to include a provision eliminating director liability for monetary damages (the “Second Amendment Proposal”); and

6.	To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021, a vote “FOR” the First Amendment Proposal and a vote “FOR” the Second Amendment Proposal.

Stockholders of record of our common stock at the close of business on March 29, 2021 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Virtual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Virtual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Virtual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Virtual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Virtual Meeting by visiting the website: http://www.anixa.com. You will need to use the control number appearing on your proxy card or Internet Availability Notice to vote prior to or at the Virtual Meeting.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Virtual Meeting will be available for ten days before this Virtual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Virtual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about April 9, 2021.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael J. Catelani
Michael J. Catelani
Secretary, Chief Operating Officer &
Chief Financial Officer
Anixa Biosciences, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, THE APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING OCTOBER 31, 2021, THE FIRST AMENDMENT PROPOSAL AND THE SECOND AMENDMENT PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Meeting to be Held on May 21, 2021: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2020, is available at: http://www.anixa.com/.

PROXY STATEMENT

Anixa Biosciences, Inc.

ANNUAL MEETING OF STOCKHOLDERS

to be held virtually at 10:00 a.m. Pacific time on Friday, May 21, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company (the “Virtual Meeting”) to be held on a virtual basis on Friday, May 21, 2021 at 10:00 a.m. Pacific time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about April 9, 2021. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Anixa Biosciences, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Virtual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended October 31, 2020.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Virtual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

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How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

●	View the Company’s proxy materials for the Virtual Meeting on the Internet; and
●	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share (“Common Stock”), on March 29, 2021 (the “Record Date”) may vote at the Virtual Meeting. There were 31,431,200 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 33 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Amit Kumar, our Chairman, President and Chief Executive Officer, and Michael Catelani, our Chief Operating Officer and Chief Financial Officer, as your representatives at the Virtual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Kumar and Mr. Catelani to vote your shares at the Virtual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Virtual Meeting. Even if you plan to attend the Virtual Meeting, we think that it is a good idea to complete and return your proxy card before the Virtual Meeting date just in case your plans change. If a proposal comes up for vote at the Virtual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Virtual Meeting.

What am I voting on?

You are being asked to vote:

1. To elect Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To approve on a non-binding, advisory basis the compensation of our named executive officers;

3. To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021;

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4. To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to include a provision to designate the state and federal courts of the State of Delaware, respectively, as the exclusive forums in which certain claims may be brought against the Company (the “First Amendment Proposal”);

5. To approve an amendment to the Certificate of Incorporation to include a provision eliminating director liability for monetary damages (the “Second Amendment Proposal”); and

6. To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021, “FOR” the First Amendment Proposal and “FOR” the Second Amendment Proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Virtual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Virtual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Virtual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Virtual Meeting as described below. Whether or not you plan to attend the Virtual Meeting, please vote prior to the Virtual Meeting as described below to ensure that your vote is counted.

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How do I vote my shares?

There are four ways to vote:

(1) Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or in the Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3) In person. You may vote at the Virtual Meeting by following the instructions when you log-in for the Virtual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Virtual Meeting.

(4) By Mail. You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

●	By mail: You may obtain a paper copy of the proxy materials by writing to us at Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, CA 95118, Attn: Michael Catelani, Secretary.

●	By telephone. You may obtain a paper copy of the proxy materials by calling 1 (800)-579-1639 or the Company at (408) 708-9808.

●	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

●	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before May 7, 2021 to facilitate timely delivery.

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What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Virtual Meeting. You may do this by:

●	sending a written notice to Michael Catelani, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Virtual Meeting; or

●	Voting at the Virtual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Virtual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposals 2 through 5, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Virtual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors and the non-binding advisory vote on executive compensation are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor and the First Amendment Proposal and Second Amendment Proposal are “routine” matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

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How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the four persons receiving the highest number of affirmative votes at the Virtual Meeting will be elected.

How many votes are required to approve the non-binding advisory vote on executive compensation?

The affirmative vote of a majority of the votes cast at the Virtual Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Virtual Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2021.

How many votes are required to approve the First Amendment Proposal?

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this matter at the Virtual Meeting is required for approval of the First Amendment Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting and they will have the same effect as a vote against the matter.

How many votes are required to approve the Second Amendment Proposal?

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this matter at the Virtual Meeting is required for approval of the Second Amendment Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting and they will have the same effect as a vote against the matter.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “for” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021, “for” the First Amendment Proposal and “for” the Second Amendment Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Virtual Meeting?

We will announce voting results at the Virtual Meeting and file a Current Report on Form 8-K announcing the voting results of the Virtual Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at the offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

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THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Anixa Biosciences, Inc., as part of the solicitation of proxies by our Board for use at the Virtual Meeting to be held on May 21, 2021, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about April 9, 2021. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Virtual Meeting.

Date, Time, Place of Virtual Meeting

The Virtual Meeting will be held on a virtual basis on Friday, May 21, 2021 at 10:00 a.m. Pacific, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Virtual Meeting

At the Virtual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1. To elect the Director Nominees to serve on the Company’s Board for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2. To approve on a non-binding, advisory basis the compensation of our named executive officers;

3. To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021;

4. To approve an amendment to the Company’s Certificate of Incorporation to include a provision to designate the state and federal courts of the State of Delaware, respectively, as the exclusive forums in which certain claims may be brought against the Company;

5. To approve an amendment to the Certificate of Incorporation to include a provision eliminating director liability for monetary damages; and

6. To transact such other business as may properly come before the Virtual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021, “FOR” the First Amendment Proposal and “FOR” the Second Amendment Proposal.

Record Date and Voting Power

Our Board fixed the close of business on March 29, 2021, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Virtual Meeting. As of the Record Date, there were 31,431,200 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 31,431,200 votes may be cast at this Virtual Meeting.

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Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Virtual Meeting is represented virtually at the Virtual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Virtual Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Virtual Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting, but they will have no effect on the vote of this proposal.

The affirmative vote of a majority of the votes cast at the Virtual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2021. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this matter at the Virtual Meeting is required for approval of the First Amendment Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting and they will have the same effect as a vote against the matter.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote on this matter at the Virtual Meeting is required for approval of the Second Amendment Proposal. With respect to an abstention, the shares will be considered present and entitled to vote at the Virtual Meeting and they will have the same effect as a vote against the matter.

Voting

There are four ways to vote:

1. Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2. Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or in the Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

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3. In person. You may vote at the Virtual Meeting by following the instructions when you log-in for the Virtual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Virtual Meeting.

4. By mail. You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Virtual Meeting, it is possible that other matters may be presented at the Virtual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Virtual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Virtual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Virtual Meeting on the day of the Virtual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Virtual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our corporate Secretary, Michael Catelani, at (408) 708-9808 or by sending a letter to Mr. Catelani at offices of the Company at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118. The Company’s telephone number at such address is (408) 708-9808.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR as the Company’s independent registered public accounting firm FOR THE FISCAL YEAR ENDING OCTOBER 31, 2021, “FOR” THE FIRST AMENDMENT PROPOSAL and “FOR” THE SECOND amendment proposal.

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PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Virtual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2022 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve, or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of six directors, Dr. Amit Kumar, Dr. Arnold Baskies, David Cavalier, Dr. John Monahan, Emily Gottschalk, and Lewis H. Titterton, Jr. On March 29, 2021, following a discussion with the Board, Dr. John Monahan and David Cavalier each notified the Board of their decision not to stand for re-election at the Virtual Meeting. Dr. Monahan and Mr. Cavalier each made this determination with consideration to the enactment in the State of California of SB 826 and AB 979 requiring public companies headquartered in California to maintain minimum representation of females and members of underrepresented communities on their board of directors based on the size of the board of directors. As a result of Dr. Monahan and Mr. Cavalier electing not to stand for re-election and the Board determination to reduce the size of the Board to four directors, the Board will be in compliance with the California board representation requirements if the Director Nominees are reelected. Accordingly, at the Virtual Meeting, four directors are to be elected (Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr.), each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Virtual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

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Dr. Kumar has served as our President and Chief Executive Officer since July 2017, as a director of the Company since November 2012 and as Chairman of the Board since August 2016. From June 2015 until August 2016, he served as Vice Chairman of the Board. Dr. Kumar served as a strategic advisor to the Company from September 2012 until July 2017. He has been Executive Chairman of the board of directors of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company since June 2015. Upon his appointment as Executive Chairman of the Company, Dr. Kumar resigned from his position as the CEO of Geo Fossil Fuels LLC, an energy company, which he had held since December 2010. From September 2001 to June 2010, he was President and CEO of CombiMatrix Corporation, a NASDAQ listed biotechnology company and also served as director from September 2000 to June 2012. He was Vice President of Life Sciences of Acacia Research Corporation, a publicly traded investment company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007. Dr. Kumar has served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly-held solar energy company, since June 2007. He served as a director of Aeolus Pharmaceuticals, Inc., a publicly traded biotechnology company, from June 2004 to June 2018. Dr. Kumar is Chairman of Actym Therapeutics, a private biotechnology company. Dr. Kumar has served on the board of the American Cancer Society since 2016. Dr. Kumar holds an A.B. in Chemistry from Occidental College. After graduate studies at Stanford University and Caltech, he received his Ph.D. from Caltech and completed his post-doctoral training at Harvard University. He has experience in technology driven startups, both at the board of directors and operating levels, in a broad variety of areas including finance, acquisitions, research and development, and marketing, and, as described above, has served as a director and/or officer of various publicly traded companies.

Mr. Titterton has served as a director since July 2017, and as Lead Independent Director since July 2018. He previously served as a director of the Company from August 2010 through August 2016, as the Chairman of the Board from July 2012 through August 2016, and interim Chief Executive Officer from August 2012 until September 2012. He served on the board of directors of ParkerVision, Inc., a publicly traded wireless technology company, from September 2018 to April 2019. His background is in high technology with an emphasis on health care and he was the Chairman of the Board of Directors of NYMED, Inc., a diversified health services company, from 1989 until October 2018. Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986. Mr. Titterton also served as one of our Directors from July 1999 to January 2003. He holds an MBA from the State University of New York at Albany, and a B.A. degree from Cornell University. Mr. Titterton has been involved with our Company as a director or investor for over twenty years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

Dr. Baskies has served on our Board since September 2018. He previously served as a director of the Company from August 2016 until September 2017. Dr. Baskies is a surgical oncologist affiliated with Virtua Health Systems in southern New Jersey, where he specializes in surgical oncology and general surgery, and is Clinical Professor of Surgery at Rowan School of Medicine. He trained at Boston University Medical Center and the Surgery Branch of the National Cancer Institute where his early research involved immunotherapy. He has extensive experience in all facets of general surgical and surgical oncologic problems, with special interests in the treatment of breast cancer, gastrointestinal cancers, thyroid cancer, melanoma, and parathyroid disease, and is a co-investigator in several national studies dealing with breast cancer prevention. Dr. Baskies has served as a director of Baudax Bio, Inc., a publicly-held biotechnology company, since August 2020. He served as chairman of the New Jersey Governor’s Task Force on Early Detection, Prevention and Treatment of Cancer, having created and chaired the cancer control plan for the state from 2000-2016, and is a member of numerous societies, including the Society of Surgical Oncology, the American Society of Breast Surgeons, and the American College of Surgeons. Dr. Baskies has been involved with the American Cancer Society for 40 years. He was awarded the Society’s Silver Chalice Award in 1998 and the Society’s St. George National Award in 2009. He has held leadership positions at many levels of the organization, including service as the first board scientific officer for the American Cancer Society Board of Directors in 2015, and was the chief medical officer and Chairman of the Board of Directors of the former Eastern Division of the American Cancer Society. In 2017, he served as the Chairman of the National Board of Directors of the American Cancer Society. He helped develop the current guidelines for breast cancer screening and colon cancer screening which are used on a daily basis in the United States and internationally. He chairs the Global Cancer Control Advisory Council for the society and the St. Baldrick’s Foundation/ACS Alliance. He has helped set the standards for cancer care accreditation through his involvement with the Commission on Cancer. He received a medical degree from Boston University School of Medicine in 1975 and a bachelor of arts degree from Boston University College of Liberal Arts in 1971.

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Ms. Gottschalk has served on our Board since October 2019. She is an experienced marketer with over 30 years of developing products for the consumer marketplace. She has been the CEO of The Garr Group, Inc. since 1997, a diverse entertainment and new product development company that she founded that sells entertainment and general merchandise to the mass, specialty and on-line market. Ms. Gottschalk co-founded IdeationUSA, LLC in 2017, a product development company focused on bringing innovative electronics to the consumer market. IdeationUSA identifies “white space” opportunities in the marketplace and defines and develops products that uniquely touch consumers lives. Ideation is equally focused on brick and mortar, on-line and emerging distribution channels. Previously, she was Marketing Director of Zany Brainy, a children’s educational toy store that she launched. Since 1997, Ms. Gottschalk’s companies have produced over 150 million CD’s/DVD’s to the US retail market, developed a proprietary Android tablet called “RealPad, by AARP” with Intel and has created private label brands across the home and craft market. She is a graduate of Cornell University’s School of Hotel Administration and serves on the board of several philanthropic organizations.

We believe that our Director Nominees represent a desirable mix of backgrounds, skills, experiences, genders and members of underrepresented communities. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Dr. Kumar is an experienced research scientist and entrepreneur, and has experience in technology driven startups, both at the board and operating levels, in a broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of other publicly traded companies.

Dr. Baskies is an experienced surgical oncologist who has previously served as the Chairman of the National Board of Directors of the American Cancer Society.

Ms. Gottschalk is an experienced executive and marketer and has started and run companies selling products to the consumer market.

Mr. Titterton has been involved with our Company as a director or investor for over twenty years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Virtual Meeting will be elected.

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Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Dr. Amit Kumar	56	Chairman of the Board, President and Chief Executive Officer	2012
Dr. Arnold Baskies	71	Director	2018
David Cavalier	51	Director	2018
Emily Gottschalk	60	Director	2019
Dr. John Monanhan	74	Director	2016
Lewis H. Titterton, Jr.	76	Lead Independent Director	2017
Michael J. Catelani	54	Chief Operating Officer and Chief Financial Officer	2016

Mr. Cavalier has served on our Board since September 2018. He is a seasoned executive and investor with over 20 years of experience in the biotechnology sector. He is currently the Chief Operating Officer of Mab & Stoke, Inc., a direct-to-consumer health and wellness company. He was the Chairman, from 2004 to 2018, and Chief Financial Officer, from 2013 to 2018, of Aeolus Pharmaceuticals, Inc., a biotechnology company where in 2011 he was instrumental in winning and managing a $118 million advanced research and development contract from the U.S. Government. Prior to Aeolus, Mr. Cavalier was the founder, portfolio manager and Chief Operating Officer of Xmark Opportunity Partners, a biotechnology investment firm. Xmark was an activist fund, focused on creating positive change at the board and management level for portfolio companies. He began his biotech investment career at Brown Simpson Asset Management, where he co-managed the life sciences investment group. Mr. Cavalier previously worked for Tiger Real Estate, a private investment fund sponsored by Tiger Management Corporation. He began his career in the Investment Banking Division of Goldman, Sachs & Co. working on debt and equity offerings for public and private real estate companies. Mr. Cavalier currently serves as the Chairman of the New York Advisory Board for Enterprise Community Partners, a non-profit focused on policy, program and capital solutions for affordable housing. He received his B.A. from Yale University and his M.Phil. from Oxford University.

Dr. Monahan has served on our Board since August 2016. He is an experienced executive and has served on a number of biotechnology company boards over the years. He is currently a director of Synthetic Biologics, Inc., a publicly traded biotechnology company, and from 2010 through 2015 he was the Senior Executive Vice President of Research & Development at Synthetic Biologics, Inc. He is also a director of Heat Biologics, Inc., a publicly traded biotechnology company, a position that he has held since 2011. In 1992 he founded Avigen, Inc., a biotechnology company that pioneered the development of gene medicines based on adeno-associated virus vectors, now an industry standard. Over a 12-year period as its Chief Executive Officer, Dr. Monahan took Avigen public through an initial public offering raising over $235 million and led the company through several IND applications. Prior to Avigen, Dr. Monahan served as Vice President - Research and Development at Somatix Therapy Corp., and Director of Molecular & Cell Biology at Triton Biosciences, Inc. He was also previously Research Group Chief, Department of Molecular Genetics at Hoffmann-LaRoche Inc., and Adjunct Assistant Professor, Department of Cell Biology at New York University. Dr. Monahan earned a Ph.D. in Biochemistry from McMaster University, Hamilton, Canada, and a B.S. in Science from University College, Dublin, Ireland. Dr. Monahan has over 50 publications in scientific literature and has made hundreds of presentations and public TV appearances, to scientific groups, investors and the general public over the years.

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Mr. Catelani has served as our Chief Operating Officer since July 2017 and as our Chief Financial Officer since November 2016. Mr. Catelani is a seasoned executive with over 30 years of experience in finance and operations. From October 2012 to July 2017, he served as a contract Chief Financial Officer to a number of established privately held businesses in the biotechnology field. In July 2006, he co-founded Tacere Therapeutics, Inc., a privately held biotechnology company, and served as its Chairman, President and Chief Financial Officer until its sale in October 2012. While at Tacere, Mr. Catelani was instrumental in establishing and managing a $150 million drug development collaboration with Pfizer, Inc. Prior to Tacere, he served on the Board of Directors and was the Chief Financial Officer of Benitec Biopharma Limited, an Australian Stock Exchange-listed biotechnology company. Prior to Benitec, Mr. Catelani served as Vice President and Chief Financial Officer at Axon Instruments, Inc., a U.S. corporation publicly traded on the Australian Stock Exchange that was a leading designer and manufacturer of instrumentation and software systems for biotechnology and diagnostics research. Prior to Axon, he served as the Vice President of Finance for Media Arts Group, Inc., an NYSE-listed company. Mr. Catelani has also worked with several early stage start-up companies in a variety of industries, including biotechnology, cleantech and retail, in both advisory and management roles. Mr. Catelani began his professional career at Ernst & Young and is a CPA (Inactive). He holds a B.S. degree in business administration, with a concentration in accountancy, from Sacramento State University and an MBA from the University of California, Davis.

Except for Drs. Kumar, Baskies and Monahan and Messrs. Cavalier and Titterton, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our common stock trades on the NASDAQ Capital Markets and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Dr. Arnold Baskies, David Cavalier, Dr. John Monahan, Emily Gottschalk, and Lewis H. Titterton, Jr. (our Lead Independent Director) currently meet the definition of “independent” as defined by the SEC. The Board of Directors has separately designated audit, nominating and compensation committees. Our Chairman, Dr. Amit Kumar, is an employee of the Company and as such does not qualify as an “independent” director.

Committees of the Board

On July 9, 2015, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://ir.anixa.com/committee-charters.

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Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

Audit Committee Report

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Auditors. The Audit Committee discussed with the Auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee also received written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding the Auditor’s communications with the Audit Committee concerning independence and has discussed with the Auditor their independence.

Conclusion. Based on the review and discussions referred to above, the Audit Committee determined to include our audited financial statements in our Annual Report on Form 10-K for fiscal year 2020, for filing with the SEC.

The members of the Audit Committee are David Cavalier (Chairman), Lewis H. Titterton, Jr. and Dr. John Monahan. Our Board has determined that Mr. Cavalier qualifies as an Audit Committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Cavalier’s biographical information above for a description of his relevant experience. Following our Virtual Meeting, the members of the Audit Committee will consist of Lewis H. Titterton, Dr. Arnold Baskies and Emily Gottschalk. Mr. Titterton qualifies as an Audit Committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Titterton’s biographical information above for a description of his relevant experience.

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Compensation Committee

The Compensation Committee will be at all times composed of exclusively independent directors. Among other functions, the Compensation Committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are Lewis H. Titterton, Jr. (Chairman), Dr. Arnold Baskies and Emily Gottschalk.

Compensation Committee Processes and Procedures. The Compensation Committee meets at least two times per year and with greater frequency, if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may negotiate the terms of his or her compensation with the Compensation Committee, but the Chief Executive Officer does not participate in, and is not present during, deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under its charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, to the extent required by SEC and Nasdaq rules, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

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The Compensation Committee generally holds one or more meetings during the fourth quarter of the calendar year to discuss and make recommendations to the Board for annual compensation adjustments, annual bonuses, annual equity awards, and new corporate performance objectives. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines recommendations to the Board regarding any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, compensation data from comparative companies, compensation surveys, and recommendations of any compensation consultant, if applicable.

Nominating and Corporate Governance Committee

The Nominating Committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Nominating Committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines. In selecting directors, the Nominating Committee will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise.

●	Candidates should be individuals of personal integrity and ethical character.

●	Candidates should have background, achievements, and experience that will enhance our Board. This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

●	Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

●	Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to the Company and its stockholders, and we will consider directors’ independence from our management and stockholders.

●	Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

●	Due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender, ethnicity and underrepresented communities.

●	Consideration will also be given to relevant legal and regulatory requirements.

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We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure. Accordingly, the process of the Nominating Committee for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Nominating Committee believes continue to make important contributions and who consent to continue their service on the Board. If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee’s view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, generally propose the incumbent director for re-election. Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Nominating Committee will take into account the personal characteristics (gender, ethnicity, age and underrepresented communities), skills and experience, qualifications and background of current and prospective directors’ diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the nominating and corporate governance committee believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company’s business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Nominating Committee may solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates, including from members of the Board and management. While the Nominating Committee may also engage a professional search firm to assist in identifying qualified candidates, the Nominating Committee did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees. We do not have a policy with regard to the consideration of director candidates recommended by stockholders. Due to the size of our Company and Board, the Nominating Committee does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Nominating Committee may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board. It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate. Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Nominating Committee will select and nominate candidates who, in its view, are most suited for membership on the Board.

The members of the nominating and corporate governance committee are Dr. Arnold Baskies (Chairman), Dr. John Monahan and Lewis H. Titterton, Jr. Following the Virtual Meeting, the members of the nominating and corporate governance committee will consist of Dr. Arnold Baskies (Chairman), Lewis H. Titterton and Emily Gottschalk.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors. On July 26, 2018, the independent members of the Board appointed Mr. Titterton as the lead independent director. The lead independent director’s responsibilities include presiding at meetings of the Board at which the Chairman of the Board (who also serves as Chief Executive Officer of the Company) is not present, including executive sessions of the independent directors, and serving as a liaison between the Chairman of the Board and the independent directors. The independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, while the Board has appointed a lead independent director, to the extent the composition of the Board changes in the future, the Board may reevaluate the role or necessity for a lead independent director.

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Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition, our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were six meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2020. Each of our directors attended all of the aggregate number of meetings of the Board that they were eligible to attend.

There were six meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2020. Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There were two meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2020. Each of the committee members attended all of the meetings of the Compensation Committee that they were eligible to attend.

There were two meetings, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2020. Each of the committee members attended all of the meetings of the Nominating Committee that they were eligible to attend.

All members of our Board who then were serving as directors and were director nominees at that time attended our 2020 annual meeting of stockholders. We encourage our directors to attend the annual meeting of stockholders.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Secretary, Anixa Biosciences, Inc., 3150 Almaden Expressway, Suite 250, San Jose, California 95118. A current copy of our code of ethics is also available on our website at http://ir.anixa.com/governance-docs.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2020.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended October 31, 2020 and 2019, with respect to compensation awarded to, earned by or paid to our Chairman of the Board, President and Chief Executive Officer and our Chief Operating Officer and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received total compensation in excess of $100,000 during fiscal year 2020.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Dr. Amit Kumar	2020	$521,625	$160,000	$1,674,400	$39,240	$2,395,265
Chairman of the Board, President and Chief Executive Officer	2019	$476,250	$150,000	$-	$39,240	$665,490

Michael J. Catelani	2020	$287,219	$50,000	$322,000	$-	$659,219
Chief Operating Officer and Chief Financial Officer	2019	$263,021	$50,000	$-	$-	$313,021

(1)	These amounts have been calculated in accordance with Accounting Standards Codification (“ASC”) 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2020, included elsewhere in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and restricted stock awards and do not correspond to the actual value that may be recognized by our Named Executive Officers.

(2)	These amounts reflect the sum of the incremental cost to us of all perquisites and personal benefits, which consisted of compensation for use of a home office and reimbursement of medical insurance benefits for Dr. Kumar.

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Employment Agreements

Consulting Agreement with Dr. Amit Kumar

On September 19, 2012, the Company entered into a Consulting Agreement with Dr. Amit Kumar (the “Kumar Agreement”) pursuant to which Dr. Kumar agreed to provide business consulting services for an initial annual consulting fee of $120,000. On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman of Anixa Diagnostics. As a result of this appointment, Dr. Kumar’s annual cash compensation was increased to $300,000 by the Board. On August 23, 2016, Dr. Kumar was appointed Executive Chairman of the Company, and on July 6, 2017, Dr. Kumar was appointed President and Chief Executive Officer of the Company. As of the beginning of each subsequent calendar year, Dr. Kumar’s salary has been reviewed and adjusted by the Board’s Compensation Committee. On January 1, 2021, Dr. Kumar’s annual salary was $582,085.

If Dr. Kumar’s services are terminated by the Company or he terminates his services for any reason or no reason, the Company shall be obligated to pay to Dr. Kumar only any earned compensation and/or bonus due under the Kumar Agreement and any earned and unused paid time off and any unpaid reasonable and necessary expenses, due to him through the date of termination. All such payments shall be made in a lump sum immediately following termination.

Stock Options

Outstanding Stock Option Awards

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2020:

OUTSTANDING OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Un-Exercisable		Option Exercise Price ($)	Option Expiration Date
Time-based Option Awards
Dr. Amit Kumar	320,000				$2.575	9/19/2022
	106,667				$2.575	9/19/2022
	213,333				$2.575	9/19/2022
	40,000				$2.575	11/8/2023
	200,000				$2.92	2/18/2026
	500,000	(1)	100,000	(1)	$3.70	5/8/2028
	158,889	(2)	361,111	(2)	$3.84	12/12/2029

Michael J. Catelani	50,000				$4.85	11/15/2026
	162,500	(3)	37,500	(3)	$0.96	7/6/2027
	416,667	(1)	83,333	(1)	$3.70	5/8/2028
	30,556	(2)	69,444	(2)	$3.84	12/12/29

Performance-based Option Awards
Dr. Amit Kumar	500,000 (4)		1,000,000 (4)		$3.70	5/8/2028

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(1)	Options vest and become exercisable in 36 consecutive monthly installments, beginning May 31, 2018 and continuing through April 30, 2021.

(2)	Options vest and become exercisable in 36 consecutive monthly installments, beginning December 31, 2019 and continuing through November 30, 2022.
(3)	Options vest and become exercisable in one installment of 50,000 on July 6, 2018 and the remainder in twelve consecutive quarterly installments, beginning October 31, 2018 and continuing through July 31, 2021.

(4)	Options shall vest as follows: (i) 500,000 shares vest if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $5.00, (ii) 500,000 shares vest if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $7.00, and (iii) 500,000 shares vest if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $8.00.

Stock Option Grants

The following table summarizes stock option grants during fiscal year 2020.

GRANTS OF OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#)	Exercise Price of Option Awards ($)	Grant Date Fair Value ($)(1)
Amit Kumar	12/12/19	520,000	$3.84	$1,674,400
Michael J. Catelani	12/12/19	100,000	$3.84	$322,000

(1) These amounts have been calculated in accordance with ASC 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2020, included elsewhere in this Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and restricted stock awards and do not correspond to the actual value that may be recognized by our Named Executive Officers.

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Stock Option Exercises

During the year ended October 31, 2020, no stock options were exercised by Named Executive Officers.

During the three months ended January 31, 2021, we granted options to purchase 1,130,000 shares to employees and consultants, with exercise prices ranging from $2.83 to $4.04 per share, pursuant to the 2018 Share Plan. During the three months ended January 31, 2021, stock options to purchase 29,880 shares of common stock were exercised with aggregate proceeds of approximately $104,000.

Stock Awards

On May 8, 2018, a restricted stock award of 1,500,000 shares of common stock was granted under our 2018 Share Incentive Plan to Dr. Kumar. The restricted stock award vests in its entirety if during any 20 trading day period on or before May 31, 2021, the average closing stock price of the Company’s Common Stock is at least $11.00. The grant date fair value of this restricted stock award was $4,814,265.

Potential Payments upon Termination or Change in Control

Dr. Amit Kumar

The time-based and performance-based options granted Dr. Kumar on May 8, 2018 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below. The intrinsic value of options granted on May 8, 2018 would be $-0-, which was calculated by multiplying (a) 1,100,000 options (being the number of options granted to him on May 8, 2018 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2020 of $2.06and (y) the options’ exercise price of $3.70 per share.

Options granted Dr. Kumar on December 12, 2019 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below. The intrinsic value of options granted on December 12, 2019 would be $-0-, which was calculated by multiplying (a) 361,111 options (being the number of options granted to him on December 12, 2019 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2020 of $2.06 and (y) the options’ exercise price of $3.84 per share.

Michael J. Catelani

Options granted Mr. Catelani on July 6, 2017 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Mr. Catelani is terminated without cause or upon a change in control as defined below. The intrinsic value of options granted on July 6, 2017 would be $41,250, which was calculated by multiplying (a) 37,500 options (being the number of options granted to him on July 6, 2017 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2019 of $2.06 and (y) the options’ exercise price of $0.96 per share.

Options granted Mr. Catelani on May 8, 2018 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below. The intrinsic value of options granted on May 8, 2018 would be $-0-, which was calculated by multiplying (a) 83,333 options (being the number of options granted to him on May 8, 2018 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2020 of $2.06 and (y) the options’ exercise price of $3.70 per share.

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Options granted Mr. Catelani on December 12, 2019 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable upon a change in control as defined below. The intrinsic value of options granted on December 12, 2019 would be $-0-, which was calculated by multiplying (a) 69,411 options (being the number of options granted to him on December 12, 2019 that would be accelerated) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2020 of $2.06 and (y) the options’ exercise price of $3.84 per share.

Change in Control

Under our 2010 Share Incentive Plan and our 2018 Share Incentive Plan, “change in control” means:

●	Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

●	Change in Effective Control: A change in effective control of the Company occurs on the date that either:

○	any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

○	a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

●	Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

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Director Compensation

On August 13, 2020, after a review of non-employee director compensation at comparable companies, the Board approved cash and equity compensation of directors. Each non-employee director shall receive cash compensation of $50,000 paid in four quarterly installments, and the grant of a 10 year nonqualified stock option to purchase 30,000 shares of common stock exercisable at $2.68, such option vesting monthly over a one year period. Our employee director, Dr. Amit Kumar, did not receive any additional compensation for services provided as a director during fiscal year 2020.

The 2010 Share Incentive Plan provides that on January 1st of each year, each non-employee director (a “Director Participant”) of the Company at that time shall automatically be granted a 10 year nonqualified stock option to purchase 12,000 shares of common stock (or 16,000 in the case of the Chairman of the Board to the extent he qualifies as a Director Participant), with an exercise price equal to the closing price on the date of grant, that will vest in four equal quarterly installments in the year of grant (the “Annual Grant”). Effective January 1, 2018 through the expiration of the 2010 Share Incentive Plan, each Director Participant waived their right to receive the Annual Grant.

The following table sets forth compensation of Lewis H. Titterton, Jr., Dr. Arnold Baskies, David Cavalier, Emily Gottschalk and Dr. John Monahan, our non-employee directors, for fiscal year 2020:

DIRECTORS’ COMPENSATION

Name	Cash ($)	Option Awards ($) (1)(2)	Total Compensation ($)
Lewis H. Titterton, Jr.	$12,500	$64,320	$76,820
Dr. Arnold Baskies	$12,500	$64,320	$76,820
David Cavalier	$12,500	$64,320	$76,820
Emily Gottschalk	$12,500	$64,320	$76,820
Dr. John Monahan	$12,500	$64,320	$76,820

(1)	These amounts have been calculated in accordance with ASC 718. A discussion of assumptions used in valuation of option awards may be found in Note 2 to our Consolidated Financial Statements for fiscal year ended October 31, 2020, included elsewhere in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by our directors.

(2)	At October 31, 2020, Mr. Titterton, Dr. Baskies, Mr. Cavalier, Ms. Gosttschalk and Dr. Monahan held unexercised stock options to purchase 685,000, 158,000, 120,000, 75,000 and 188,000 shares respectively, of our common stock.

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PROPOSAL 2
APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2020.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Virtual Meeting:

“RESOLVED, that the stockholders of Anixa Biosciences, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Anixa Biosciences, Inc. proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The approval, on an advisory basis, of the stockholders by a majority of the votes properly cast at the Virtual Meeting is being sought to approve the compensation of our named executive officers as disclosed in this proxy statement.

Recommendation

Our Board recommends that stockholders vote FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2020

Introduction

On February 8, 2021, the Audit Committee of the Company’s Board of Directors appointed the firm of Haskell & White LLP to serve as the Company’s independent auditors for our fiscal year ending October 31, 2021. Stockholders will be asked to ratify the Audit Committee’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2022. A representative of the Auditor is not expected to be present at the Virtual Meeting.

Fees

The following table describes fees for professional audit services rendered and billed by Haskell & White LLP, our present independent registered public accounting firm and principal accountant, for the audit of our consolidated financial statements and for other services during fiscal years 2020 and 2019.

Type of Fee	2020	2019
Audit Fees (1)	$79,650	$79,850
Audit Related Fees (2)	1,000	6,500
Tax Fees (3)	28,000	33,000
All Other Fees (4)	7,500	8,150
Total	$116,150	$127,500

(1)	Audit fees for fiscal years 2020 and 2019 represent fees billed for services rendered by Haskell & White LLP for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

(2)	Audit related fees for fiscal years 2020 and 2019 represent fees billed for services rendered by Haskell & White LLP in connection with our Registration Statements filed during fiscal years 2020 and 2019.

(3)	Tax Fees for fiscal years 2020 and 2019 represent fees billed for services rendered by Haskell & White LLP for the preparation of Federal and State income tax returns.

(4)	All other fees for fiscal years 2020 and 2019 represent fees billed for services rendered by Haskell & White LLP in connection with the preparation of comfort letters and research of various tax subjects.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2020. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021 requires the affirmative vote of a majority of the votes cast at this Virtual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2021.

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PROPOSAL 4
FIRST AMENDMENT PROPOSAL

Description of Proposal

On March 29, 2021, the Board acted by written consent to unanimously approve an amendment (the “Forum Amendment”) to the Company Certificate of Incorporation, subject to stockholder approval, designating the exclusive forums in which certain claims against the Company may be brought. The Board directed the First Amendment Proposal to be submitted to a vote of the Company’s stockholders at the Virtual Meeting.

Prior to March 29, 2021, both the Company’s Bylaws and its Certificate of Incorporation were silent as to the forum in which stockholders may bring claims against the Company. As a corporation organized under the laws of the State of Delaware, Delaware law governs the relationship among the Company’s directors, officers and stockholders (also known as the “internal affairs doctrine”). However, federal law gives the federal courts of the United States and the courts of the several states concurrent jurisdiction over claims arising under the Securities Act of 1933, as amended (the “Securities Act”). Federal law gives the federal courts of the United States exclusive jurisdiction over claims brought under the Exchange Act. State law claims may also be brought together with Securities Act and Exchange Act claims as well, including claims under the internal affairs doctrine. As more fully described below (such description being qualified in its entirety by the full text of the Forum Amendment attached to this Proxy Statement as Annex A), the Forum Amendment provides that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for claims brought under the internal affairs doctrine. The Forum Amendment further specifies that, to the extent permitted by applicable law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for claims brought under the Securities Act and the Exchange Act. The exclusive forum provisions only regulate the forums in which our stockholders may file claims relating to the specified disputes. The provisions do not restrict the ability of plaintiffs to bring such claims or the remedies available if the claims are ultimately successful.

Reasons for the First Amendment Proposal

The Board believes it is in the best interest of the Company to add a forum selection provision to the Certificate of Incorporation for the reasons described below:

By designating the forums in which certain claims can be brought, the Company intends to promote the efficient resolution of such claims and avoid duplicative lawsuits being brought in multiple jurisdictions. Further, the ability to litigate internal claims governed by Delaware law in state courts outside the State of Delaware may mean that claims are brought in jurisdictions which do not apply Delaware law to the Company’s internal affairs in the same manner as the Court of Chancery of the State of Delaware would do. Even if such jurisdictions sought to apply Delaware law in a manner consistent with the courts of the State of Delaware, the outcomes of those cases and cases brought in other forums could be inconsistent with each other and with the manner in which the Delaware courts would decide such cases.

The Board considered the fact that the Delaware courts are widely regarded as the leading courts for the determination of disputes involving a company’s internal affairs in terms of precedent, experience and focus. The courts’ considerable expertise has led to the development of a substantial and influential body of case law interpreting Delaware law. This provides the Company and our stockholders with more predictability regarding the outcome of corporate disputes. The Board also considered that the Court of Chancery of the State of Delaware is a specialized court addressing corporate matters with streamlined procedures and processes which help provide relatively quick decisions, which we believe can minimize the time, cost and uncertainty of litigation for all parties. The Court of Chancery of the State of Delaware has developed considerable expertise with respect to corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance. This provides stockholders and the Company with more predictability regarding the outcome of intra-corporate disputes.

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In addition, the Board believes that designating the United States District Court for the District of Delaware as the exclusive forum for claims brought under the Securities Act and the Exchange Act promotes many of the same benefits to the Company and its stockholders as discussed above. The District of Delaware is a common venue for claims brought under both the Securities Act and the Exchange Act and is experienced with handling such claims. Further, to the extent that state law claims might be asserted in the same lawsuit, the Board believes the federal courts of the District of Delaware are best able to interpret the General Corporation Law of the State of Delaware consistently with the state courts of Delaware. The designation of a single venue for claims brought under the Securities Act and the Exchange Act also promotes the efficient disposition of claims and the avoidance of contradictory outcomes. While the Board believes the designation of the District of Delaware as the exclusive forum for claims brought under the Securities Act and the Exchange Act is permitted under applicable law, there is no controlling legal authority that states that such provision would be enforceable.

In reaching its conclusion to adopt the Forum Amendment and recommend that stockholders approve the Forum Amendment, the Board considered that the exclusive forum provisions contemplated by the Forum Amendment may in some instances impose additional litigation costs on stockholders in pursuing certain claims, particularly if a stockholder does not reside in or near the State of Delaware. The Board also weighed the possibility that an exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees, which may discourage such lawsuits against us and our directors, officers and other employees. Although some plaintiffs might prefer to litigate claims under the Securities Act in a state court because it may be more convenient or viewed as being more favorable to them, or for other reasons, the Board believes that the substantial benefits to the Company and its stockholders as a whole from designating the United States District Court for the District of Delaware as the exclusive forum for litigation arising under the Securities Act outweigh these concerns.

While the Delaware Supreme Court ruled in March 2020 that federal forum selection provisions requiring claims under the Securities Act be brought in federal court are “facially valid” under Delaware law, there is uncertainty as to whether courts in other jurisdictions will enforce provisions such as those contemplated in the Forum Amendment, including whether a court would enforce the provision requiring claims arising under the Securities Act or the Exchange Act to be brought in the United States District Court for the District of Delaware. If the exclusive forum provision contemplated by the Forum Amendment is found to be unenforceable in a particular action, we may incur additional costs associated with resolving such an action or the validity of the exclusive forum provision on appeal. Conversely, the provision contemplated by the Forum Amendment might impose additional litigation costs on stockholders who assert that the provision is not enforceable or is invalid. The Delaware courts or the United States District Court for the District of Delaware may also reach different judgments or results than would other courts, including courts where a stockholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to us than to our stockholders.

On March 29, 2021, the Board adopted Amended and Restated Bylaws that include an exclusive forum provision substantially identical to the provision contemplated in the Forum Amendment. The Board adopted the exclusive forum bylaw provision in order to ensure the efficient resolution of claims and to reduce the cost and uncertainty of litigation for all parties prior to the time when our stockholders have an opportunity to vote to approve the Forum Amendment.

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No Appraisal Rights

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Charter to add the exclusive forum provision, and the Company will not independently provide stockholders with any such rights.

Effecting the First Amendment Proposal

If the First Amendment Proposal is approved by the stockholders, shortly after the Virtual Meeting we will file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware, such amendment to become effective upon filing. The amendment proposed by the Company to add a forum selection clause to the Certificate of Incorporation is attached to this Proxy Statement as Annex A.

Required Vote

Approval of the First Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the First Amendment Proposal.

Recommendation of the Board

In light of the foregoing and for the reasons stated above, the Board has unanimously declared advisable, adopted and recommends that the Company’s stockholders approve, an amendment adding a new Article Ninth to our Certificate of Incorporation to provide that, unless the Company otherwise consents in writing, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for:

●	any derivative action or proceeding brought on behalf of the Company (other than derivative actions brought to enforce any duty or liability created by the Exchange Act or the rules and regulations promulgated thereunder);
●	any action asserting a claim of a breach of, or based on, a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders;
●	any action asserting a claim against the Company or any current or former director, officer or other employee or stockholder of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Company’s Certificate of Incorporation or Bylaws; or
●	any action asserting a claim against the Company governed by the internal affairs doctrine of the State of Delaware.

The Forum Amendment also provides that, unless the Company consents in writing, but only to the extent permitted by applicable law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, or any ancillary claims related thereto which are subject to the ancillary jurisdiction of the federal courts.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FIRST Amendment PROPOSAL.

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PROPOSAL 5

SECOND AMENDMENT PROPOSAL

Description of Proposal

On March 29, 2021, the Board acted by written consent to unanimously approve an amendment to the Company Certificate of Incorporation, subject to stockholder approval, to add an exculpation provision to the Certificate of Incorporation. The Board directed the Second Amendment Proposal to be submitted to a vote of the Company’s stockholders at the Virtual Meeting.

Reasons for the Second Amendment Proposal

The Board believes it is in the best interest of the Company to add an exculpation provision to the Certificate of Incorporation for the reasons described below:

Section 102(b)(7) of the Delaware General Corporation Law permits a Delaware corporation to include an exculpation provision in its charter eliminating or limiting the personal liability of directors for monetary damages arising out of breaches of their duty of care. Such a provision, however, may not be used to limit or eliminate a director’s personal liability for (i) breaches of their duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of law (iii) the payment of unlawful dividends, stock repurchases or redemptions, or (iv) transactions in which the director received an improper personal benefit.

The Board believes this exculpation provision, which is common for public companies incorporated in Delaware, is necessary to ensure that concerns about exposure to personal liability will not adversely affect the ability of our directors to make the difficult, potentially value-maximizing business decisions that are necessary in today’s highly competitive business environment. We are in a competitive industry and compete to secure transactions and to take advantage of strategic opportunities. More than ever before, strong indemnification and exculpation provisions are vital to the Company’s directors to make value enhancing decisions with more certainty, given the growing frequency of claims and litigation pursued against directors and the substantial costs associated with defending against them, regardless of their merit or their lack thereof.

The foregoing summary of the proposed exculpation provision does not purport to be complete and is qualified in its entirety by reference to the text of the Tenth Article of the proposed Certificate of Incorporation, which is attached to this proxy statement as Annex B.

No Appraisal Rights

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Charter to add the exculpation provision, and the Company will not independently provide stockholders with any such rights.

Effecting the Second Amendment Proposal

If the Second Amendment Proposal is approved by the stockholders, shortly after the Virtual Meeting we will file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware, such amendment to become effective upon filing.

Required Vote

Approval of the Second Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Second Amendment Proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SECOND Amendment PROPOSAL.

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Virtual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 31,431,200 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Virtual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock present at the Virtual Meeting by proxy is required for approval of proposals 2 and 3. The affirmative vote of a majority of the shares of Common Stock issued and outstanding is required for approval of proposals 4 and 5. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Virtual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Virtual Meeting. If any additional matter should properly come before the Virtual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

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Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth certain information with respect to our common stock beneficially owned as of the Record Date by (a) each person who is known by our management to be the beneficial owner of more than 5% of our outstanding common stock, (b) each of our directors and executive officers, and (c) all directors and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)(4)(5)	Percent of Class (6)
Directors and Officers of the Company
Dr. Amit Kumar 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	4,141,445	12.3%
Lewis H. Titterton, Jr. 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	1,517,826	4.7%
Michael J. Catelani 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	806,360	2.5%
Dr. John Monahan 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	231,400	*	%
Dr. Arnold Baskies 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	201,500	*	%
David Cavalier 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	114,500	*	%
Emily Gottschalk 3150 Almaden Expressway, Suite 250 San Jose, CA 95118	83,100	*	%
All Directors and Executive Officers as a Group (7 persons)	7,096,131	19.8%

*	Less than 1%.

(1)	A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days. Except as otherwise noted, each designated beneficial owner in this proxy statement has sole voting power and investment power with respect to the shares of common stock beneficially owned by such person.

(2)	Includes 240,000 shares, 499,000 shares, 237,500 shares, 113,000 shares, 83,000 shares, 45,000 shares and 1,217,500 shares which Dr. Amit Kumar, Lewis H. Titterton, Jr., Michael J. Catelani, Dr. John Monahan, Dr. Arnold Baskies, David Cavalier and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2010 Share Incentive Plan.

(3)	Includes 1,484,445 shares, 67,500 shares, 561,111 shares, 67,500 shares, 67,500 shares, 67,500 shares, 67,500 shares and 2,383,056 shares which Dr. Amit Kumar, Lewis H. Titterton, Jr., Michael J. Catelani, Dr. John Monahan, Dr. Arnold Baskies, David Cavalier, Emily Gottschalk and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2018 Share Incentive Plan.

(4)	Includes 640,000 shares, 86,000 shares and 726,000 shares which Dr. Amit Kumar, Lewis H. Titterton, Jr. and all directors and executive officers as a group, respectively, have the right to acquire within 60 days pursuant to option agreements with the Company.

(5)	Includes 1,500,000 restricted shares of common stock awarded to Dr. Amit Kumar pursuant to the 2018 Share Incentive Plan for which Dr. Kumar has voting rights but that vest only if during any twenty (20) trading day period on or before May 31, 2021 in which Dr. Kumar is employed by Anixa, the average closing stock price of the Company’s common stock is at least $11.00.

(6)	Based on 31,431,200 shares of common stock outstanding as of the Record Date.

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Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 3150 Almaden Expressway, Suite 250, San Jose, 95118 no later than January 21, 2022.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2022 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Dr. Amit Kumar. Dr. Kumar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2020. Such Report includes the Company’s audited financial statements for the 2020 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Michael Catelani, Secretary of the Company, at 3150 Almaden Expressway, Suite 250, San Jose, CA 95118.

34

ANNEX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF ANIXA BIOSCIENCES, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation of Anixa Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted in accordance with Section 141(f) of the DCGL on March 29, 2021, a resolution proposing and declaring advisable to amend the Certificate of Incorporation of said Corporation:

“NINTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any state law claims for (i) any derivative action or proceeding brought on behalf of the Corporation (other than derivative actions brought to enforce any duty or liability created by the Securities Exchange Act of 1934 or the rules and regulations promulgated thereunder), (ii) any action asserting a claim of breach of, or based on, a fiduciary duty owed by any current or former director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, or other employee or stockholder of the Corporation arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation, as amended, or the Bylaws of the Corporation, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, but only to the extent permitted by applicable law, the United States District Court for the District of Delaware shall be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, or any ancillary claims related thereto which are subject to the ancillary jurisdiction of the federal courts.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FOURTH: The aforesaid amendment shall be effective as of _____ A.M. Eastern Time on _____, 2021.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this ____ day of _________, 2021

ANIXA BIOSCIENCES, INC.

By:
Name:	Dr. Amit Kumar
Title:	President and Chief Executive Officer

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF ANIXA BIOSCIENCES, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation of Anixa Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted in accordance with Section 141(f) of the DCGL on March 29, 2021, a resolution proposing and declaring advisable to amend the Certificate of Incorporation of said Corporation:

“TENTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article TENTH shall adversely affect any right or protection of a director that exists at the time of such amendment, modification or repeal.”

SECOND: The holders of a majority of the issued and outstanding voting stock of the Corporation have voted in favor of said amendment at a duly convened meeting of the stockholders of the Corporation.

THIRD: The aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

FOURTH: The aforesaid amendment shall be effective as of _____ A.M. Eastern Time on _____, 2021.

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Certificate of Incorporation of the Corporation to be duly executed by the undersigned this ____ day of _________, 2021.

ANIXA BIOSCIENCES, INC.

By:
Name:	Dr. Amit Kumar
Title:	President and Chief Executive Officer

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DR. AMIT KUMAR AND MICHAEL CATELANI, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ANIXA BIOSCIENCES, INC. HELD OF RECORD BY THE UNDERSIGNED ON MARCH 29, 2021, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2021, OR ANY ADJOURNMENT THEREOF.

1. Election of Dr. Amit Kumar, Dr. Arnold Baskies, Emily Gottschalk, and Lewis H. Titterton, Jr. to hold office until the 2022 Annual Meeting of Stockholders or their successors are elected and qualified.

[  ] FOR ALL THE NOMINEES

[  ] WITHHOLD AUTHORITY FOR THE NOMINEES

[  ] FOR ALL EXCEPT (see instructions)

[  ] Dr. Amit Kumar

[  ] Dr. Arnold Baskies

[  ] Emily Gottschalk

[  ] Lewis H. Titterton, Jr.

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To approve on a non-binding, advisory basis the compensation of our named executive officers:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

3. To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2021:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

4. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to include a provision to designate the state and federal courts of the State of Delaware, respectively, as the exclusive forums in which certain claims may be brought against the Company:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

5. To approve an amendment to the Company’s Certificate of Incorporation, as amended, to include a provision eliminating director liability for monetary damages:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Anixa Biosciences, Inc.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.